                                                                    EXHIBIT 10.8


                            STOCK PURCHASE AGREEMENT
                            dated as of May 16, 2001
                                 by and between
                                VECTOR GROUP LTD.

                                       and

                         HIGH RIVER LIMITED PARTNERSHIP
                       with respect to 1,639,344 shares of
                                 common stock of
                                VECTOR GROUP LTD.

                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

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                                                                                                                PAGE
                                                                                                                 NO.
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
ARTICLE I SALES OF SHARES AND CLOSING                                                                             1
         1.01     PURCHASE AND SALE...............................................................................1
         1.02     PURCHASE PRICE..................................................................................1
         1.03     CLOSING.........................................................................................1


ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY                                                          2
         2.01     CORPORATE EXISTENCE OF THE COMPANY..............................................................2
         2.02     AUTHORITY.......................................................................................2
         2.03     CAPITAL STOCK...................................................................................2
         2.04     NO CONFLICTS....................................................................................2
         2.05     GOVERNMENTAL APPROVALS AND FILINGS..............................................................3
         2.06     SEC REPORTS AND FINANCIAL STATEMENTS............................................................3
         2.07     BROKERS.........................................................................................3


ARTICLE III REPRESENTATIONS AND WARRANTIES OF PURCHASER                                                           3
         3.01     ORGANIZATION OF PURCHASER.......................................................................3
         3.02     AUTHORITY.......................................................................................4
         3.03     NO CONFLICTS....................................................................................4
         3.04     GOVERNMENTAL APPROVALS AND FILINGS..............................................................4
         3.05     PURCHASE FOR INVESTMENT.........................................................................5
         3.06     BROKERS.........................................................................................5


ARTICLE IV CONDITIONS                                                                                             5
         4.01     CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE CLOSING....................................5


ARTICLE V COVENANTS                                                                                               6
         5.01     SHELF REGISTRATION STATEMENT....................................................................6
         5.02     SPECIFIC PERFORMANCE;  LIQUIDATED DAMAGES.......................................................6
         5.03     REGISTRATION EXPENSES...........................................................................7
         5.04     INDEMNIFICATION.................................................................................7
         5.05     HSR.............................................................................................9

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

                                                                                                                PAGE
                                                                                                                 NO.
                                                                                                                ----
         5.06     LOCKUP.........................................................................................10
         5.07     STOCK EXCHANGE LISTING.........................................................................10


ARTICLE VI DEFINITIONS                                                                                           10
         6.01     DEFINITIONS....................................................................................10


ARTICLE VII MISCELLANEOUS                                                                                        13
         7.01     ENTIRE AGREEMENT...............................................................................13
         7.02     EXPENSES.......................................................................................13
         7.03     WAIVER.........................................................................................13
         7.04     AMENDMENT......................................................................................13
         7.05     NO THIRD PARTY BENEFICIARY.....................................................................13
         7.06     NO ASSIGNMENT; BINDING EFFECT..................................................................13
         7.07     HEADINGS.......................................................................................13
         7.08     INVALID PROVISIONS.............................................................................13
         7.09     GOVERNING LAW..................................................................................14
         7.10     COUNTERPARTS...................................................................................14
         7.11     TERMINATION....................................................................................14


         This STOCK PURCHASE AGREEMENT dated as of May 16, 2001 is made and entered into by and between High River Limited Partnership, a Delaware limited partnership ("PURCHASER"), and Vector Group Ltd., a Delaware corporation (the "COMPANY"). Capitalized terms not otherwise defined herein have the meanings set forth in SECTION 6.01.

         WHEREAS, Purchaser desires to purchase from the Company and the Company desires to sell to Purchaser 1,639,344 shares (the "SHARES") of common stock, par value $.10 per share ("COMMON STOCK"), of the Company, on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                           SALES OF SHARES AND CLOSING

         1.01 PURCHASE AND SALE. The Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company, the Shares at the Closing on the terms and subject to the conditions set forth in this Agreement.

         1.02 PURCHASE PRICE. The aggregate purchase price for the Shares is $50,000,000 (the "PURCHASE PRICE"), payable in immediately available United States funds at the Closing in the manner provided in SECTION 1.03. ------------

         1.03 CLOSING. The Closing will take place at the offices of Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, NY 10005, on the Closing Date. At the Closing: (i) Purchaser will pay the Purchase Price by wire transfer of immediately available funds to such account as the Company has reasonably directed, and (ii) the Company will sell to Purchaser the Shares by delivering to Purchaser a certificate or certificates representing the Shares. The Shares will bear the following legend:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN RELIANCE UPON THE HOLDER'S REPRESENTATION THAT SUCH SECURITIES WERE BEING ACQUIRED FOR INVESTMENT AND NOT FOR RESALE. NO TRANSFER OF SUCH SECURITIES MAY BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THAT SUCH SECURITIES HAVE BEEN SO REGISTERED UNDER A REGISTRATION STATEMENT WHICH IS IN EFFECT AT THE DATE OF SUCH TRANSFER.

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Purchaser as follows:

         2.01 CORPORATE EXISTENCE OF THE COMPANY. The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has full corporate power and authority to execute and deliver this Agreement and to perform the Company's obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to sell and transfer (pursuant to this Agreement) the Shares.

         2.02 AUTHORITY. The execution and delivery by the Company of this Agreement, and the performance by such party of its obligations hereunder, have been duly and validly authorized by the Board of Directors of the Company, no other corporate action on the part of the Company or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

         2.03 CAPITAL STOCK. The Shares are duly authorized, validly issued, fully paid and nonassessable. The delivery of a certificate or certificates at the Closing representing the Shares in the manner provided in SECTION 1.03 will transfer to Purchaser good and valid title to the Shares, free and clear of all Liens other than Liens created or suffered to exist by Purchaser.

         2.04 NO CONFLICTS. The execution and delivery by the Company of this Agreement do not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

         (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the certificate of incorporation or by-laws (or other comparable corporate charter documents) of the Company;

         (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Company or any of its Assets and Properties (other than such conflicts, violations or breaches (i) which will not in the aggregate adversely affect the validity or enforceability of this Agreement or have a material adverse effect on the Business or Condition of the Company or (ii) as would occur solely as a result of the identity or the legal or regulatory status of Purchaser or any of its Affiliates); or

         (c) except as will not, individually or in the aggregate, be materially adverse to the Business or Condition of the Company or adversely affect the ability of the Company to consummate the transactions contemplated hereby or to perform its obligations hereunder, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require the Company to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon the Company or any of its Assets and Properties under, any Contract or License to which the Company is a party or by which any of its Assets and Properties is bound.

         2.05 GOVERNMENTAL APPROVALS AND FILINGS. Except for the filings required by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder (the "HSR ACT") and the listing by the Company of the Shares on notice of issuance on The New York Stock Exchange and as required under SECTION 5.01, no other consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority by the Company is required as a precondition to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice will not adversely affect the ability of the Company to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder or have a material adverse effect on the Business or Condition of the Company, and (ii) those as would be required solely as a result of the identity or the legal or regulatory status of the Purchaser or any of its Affiliates.

         2.06 SEC REPORTS AND FINANCIAL STATEMENTS. As of their respective dates, the Company SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since the respective dates of such filings, and except as disclosed therein, there has not been any change, event or development having, or that is reasonably expected to have, individually or in the aggregate, a material adverse effect on the Company.

         2.07 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by the Company directly with Purchaser without the intervention of any person on behalf of the Company in such manner as to give rise to any valid claim by any person against Purchaser or any Subsidiary for a finder's fee, brokerage commission or similar payment.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser hereby represents and warrants to the Company as follows:

         3.01 ORGANIZATION OF PURCHASER. Purchaser is a limited partnership duly organized, validly existing and in good standing under the Laws of the State of Delaware. Purchaser is duly authorized to execute and deliver this Agreement and to perform Purchaser's obligations hereunder and to consummate the transactions contemplated hereby, including, without limitation, to buy (pursuant to this Agreement) the Shares.

         3.02 AUTHORITY. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized, no other action on the part of Purchaser being necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

         3.03 NO CONFLICTS. The execution and delivery by Purchaser of this Agreement do not, and the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

         (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of its partnership agreement (or other comparable organizational documents) of Purchaser;

         (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties (other than such conflicts, violations or breaches (i) which will not in the aggregate adversely affect the validity or enforceability of this Agreement or have a material adverse effect on the Business or Condition of Purchaser or (ii) as would occur solely as a result of the identity or the legal or regulatory status of the Company or any of its Affiliates); or

         (c) except as will not, individually or in the aggregate, be materially adverse to the Business or Condition of Purchaser or adversely affect the ability of Purchaser to consummate the transactions contemplated hereby or to perform its obligations hereunder, (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon Purchaser or any of its Assets and Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

         3.04 GOVERNMENTAL APPROVALS AND FILINGS. Except for the filings required by Purchaser under the HSR Act, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority by Purchaser is required as a precondition to the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby except (i) where the failure to obtain any such consent, approval or action, to make any such filing or to give any such notice will not adversely affect the ability of Purchaser to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder or have a material adverse effect on the Business or Condition of Purchaser, and (ii) those as would be required solely as a result of the identity or the legal or regulatory status of the Company or any of its Affiliates.

         3.05 PURCHASE FOR INVESTMENT.

         (a) The Shares will be acquired by Purchaser for its own account for the purpose of investment, it being understood that the right to dispose of such Shares shall be entirely within the discretion of Purchaser. Purchaser will refrain from transferring or otherwise disposing of any of the Shares, or any interest therein, in such manner as to cause the Company to be in violation of the registration requirements of the Securities Act or any applicable state securities or blue sky laws.

         (b) Purchaser acknowledges that it is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act.

         3.06 BROKERS. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with the Company without the intervention of any Person on behalf of the Purchaser in such manner as to give rise to any valid claim by any Person against the Company or any Subsidiary for a finder's fee, brokerage commission or similar payment.

                                   ARTICLE IV

                                   CONDITIONS

         4.01 CONDITIONS TO OBLIGATION OF EACH PARTY TO EFFECT THE CLOSING. The respective obligations of each party hereunder to effect the Closing are subject to the fulfillment or waiver, at the Closing, of the following conditions:

         (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the other party in this Agreement shall be true and correct in all material respects on and as of the Closing Date.

         (b) ORDERS AND LAWS. There shall not be pending or in effect on the Closing Date any Order or Law restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement or which could reasonably be expected to otherwise result in a material diminution of the benefits of the transactions contemplated by this Agreement to such party, and there shall not be pending on the Closing Date any Action or Proceeding in, before or by any Governmental or Regulatory Authority which could reasonably be expected to result in the issuance of any such Order or the enactment, promulgation or deemed applicability to either party or the transactions contemplated by this Agreement of any such Law.

         (c) REGULATORY CONSENTS AND APPROVALS. All consents, approvals and actions of, filings with and notices to any Governmental or Regulatory Authority necessary to permit each party to perform its respective obligations under this Agreement and to consummate the transactions contemplated hereby (a) shall have been duly obtained, made or given, (b) shall be in form and substance reasonably satisfactory to each party, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived and (d) shall be in full force and effect, and all terminations or expirations of waiting periods under the HSR Act or imposed by any other Governmental or Regulatory Authority necessary for the consummation of the transactions contemplated by this Agreement shall have occurred, and the Shares shall have been accepted for listing on notice of issuance by The New York Stock Exchange.

                                   ARTICLE V

                                    COVENANTS

         The Company covenants and agrees with Purchaser that the Company will comply with the covenants and provisions of this ARTICLE V, except to the extent Purchaser may otherwise consent in writing:

         5.01 SHELF REGISTRATION STATEMENT.

         (a) The Company shall use best efforts to file with the Securities and Exchange Commission (the "Commission") by the Filing Date a Shelf Registration Statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement") on Form S-3 (or any successor form thereto) to register resales by Purchaser of the Shares. The Company shall use best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as possible after the Filing Date but in no event later than the date of termination of the Lock-Up Period (the "TERMINATION DATE"). The Company shall use best efforts to keep such Shelf Registration Statement continuously effective and usable until the date on which all of the Shares are sold or such earlier date as the Shares may be resold by Purchaser without registration under Rule 144(k) under the Securities Act (the "Final Date"). The Company shall deliver copies of the Prospectus to The New York Stock Exchange pursuant to Rule 153 under the Securities Act and to Purchaser on reasonable request.

         (b) Upon the occurrence of any event that would cause the Shelf Registration Statement (i) to contain a material misstatement or to omit a material fact required to be stated therein or necessary to make the statements made not misleading or (ii) not to be effective and usable for resale of the Shares until the Final Date, the Company shall notify Purchaser as soon as reasonably practicable thereafter and, within two Business Days of the occurrence of such event, file a supplement to the Prospectus included in (if a supplement is appropriate for such purpose) or, within four Business Days of the occurrence of such event, file an amendment to the Shelf Registration Statement, in the case of clause (i) immediately above correcting any such misstatement or omission, and in the case of either clause (i) or (ii) immediately above use best efforts to cause such amendment to be declared effective and such Shelf Registration Statement to become usable as soon as reasonably practicable thereafter.

         5.02 SPECIFIC PERFORMANCE; LIQUIDATED DAMAGES.

         (a) The Company and Purchaser agree that Purchaser shall be entitled to enforce specifically the obligations under SECTION 5.01(A) in any court of competent jurisdiction (this being in addition to any other remedy to which it is entitled at law or equity). The Company and Purchaser further agree that Purchaser will suffer damages if the Shelf Registration Statement has not been declared effective on or prior to the Termination Date. Accordingly, if the Shelf Registration Statement has not been declared effective on or prior to the Termination Date, Liquidated Damages on the Shares shall accrue at a rate per share per day equal to the quotient obtained by dividing (x) $30.50 by (y) the Post Lock-Up Period Days, until the Shelf Registration Statement has been declared effective or the Final Date has occurred, and shall be payable monthly; PROVIDED, HOWEVER, that the aggregate Liquidated Damages payable on the Shares may not exceed the Purchase Price; and PROVIDED, FURTHER, that if the Termination Date occurs subsequent to the six month anniversary of the Closing Date (the "SIX-MONTH DATE"), then any Liquidated Damages payable for the period between the Six-Month Date and the Termination Date shall be due and payable on the Termination Date.

         (b) Notwithstanding the foregoing, the Company shall not be required to pay such Liquidated Damages with respect to the Shares if the applicable default arises from the failure of the Company to file or cause to become effective within the time period specified above primarily by reason of the failure of the Purchaser to provide such information concerning Purchaser as (i) is required pursuant to the Securities Act and the regulations promulgated thereunder for inclusion in the Shelf Registration Statement or any Prospectus included therein or (ii) the SEC may request in connection with such Shelf Registration.

         5.03 REGISTRATION EXPENSES. All fees and expenses incidental to the performance of or compliance with this Article V by the Company shall be borne by the Company whether or not the Shelf Registration is filed or becomes effective, other than underwriting discounts and commissions and transfer taxes, if any, in respect of the Shares, which shall be payable by Purchaser.

         5.04 INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall, to the full extent permitted by law, indemnify and hold harmless Purchaser, its directors and each Person, if any, who controls Purchaser within the meaning of the Securities Act against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which it or any such controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse Purchaser and each such controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); PROVIDED that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by Purchaser specifically stating that it is for use in the preparation thereof or (y) Purchaser's failure to send or give a copy of the final Prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such Person if such statement or omission was corrected in such final Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Purchaser or any such controlling Person, and shall survive the transfer of Shares by Purchaser.

         (b) INDEMNIFICATION BY PURCHASER. Purchaser shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or the Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by Purchaser specifically stating that it is for use in the preparation of the Shelf Registration Statement or the Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the Shares by Purchaser.

         (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding PARAGRAPH (A) OR (B) of this SECTION 5.04, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this
SECTION 5.04, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; PROVIDED that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of the Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties or counsels. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

         (d) CONTRIBUTION. If the indemnity and reimbursement obligation provided for in any paragraph of this SECTION 5.04 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

         5.05 HSR. Each party will (i) take promptly all actions necessary to make the filings required of it or its Affiliates under the HSR Act, (ii) comply at the earliest practicable date with any request for additional information received by such party or its Affiliates from the Federal Trade Commission (the "FTC") or the Antitrust Division of the Department of Justice (the "ANTITRUST DIVISION") pursuant to the HSR Act, and (iii) cooperate with the other party in connection with such party's filings under the HSR Act and in connection with


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

resolving any investigation or other inquiry concerning the matters contemplated by this Agreement commenced by either the FTC or the Antitrust Division or state attorneys general.

         5.06 LOCKUP.

         (a) Purchaser shall not and shall not permit any Affiliate or donee of Purchaser to offer or sell in the public market any Shares for a period of 12 months from the Closing Date (the "LOCKUP PERIOD").

         (b) Notwithstanding the foregoing, in the event that either Mr. Bennett
S. LeBow or Mr. Howard Lorber, or any Affiliate or donee of either Mr. LeBow or Mr. Lorber, offers or sells in the public market during the Lock-Up Period more than 300,000 of the shares of Common Stock owned by such party as of the Closing Date, the Company shall so notify Purchaser and the Lock-Up Period will terminate.

         5.07 STOCK EXCHANGE LISTING. The Company shall use its best efforts to cause the Shares to be approved for listing on notice of issuance on The New York Stock Exchange.

                                   ARTICLE VI

                                   DEFINITIONS

         6.01 DEFINITIONS.

         (a) DEFINED TERMS. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "ACTIONS OR PROCEEDINGS" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation.

                  "AFFILIATE" means any Person that directly, or indirectly through one of more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by Contract or otherwise.

                  "AGREEMENT" means this Stock Purchase Agreement, as the same shall be amended from time to time.

                  "ANTITRUST DIVISION" has the meaning ascribed to it in SECTION 5.05.

                  "ASSETS AND PROPERTIES" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

                  "BUSINESS DAY" means any day other than a Saturday, a Sunday or any other day on which banking institutions are not authorized or required to close in New York City or Miami, Florida.

                  "BUSINESS OR CONDITION OF THE COMPANY" means the business, financial condition or results of operations of the Company and the Subsidiaries taken as a whole.

                  "CLOSING" means the closing of the transactions contemplated by SECTION 1.03.

                  "CLOSING DATE" means the third Business Day following the later of (i) the termination or expiration of the waiting period under the HSR Act or (ii) the Shares having been accepted for listing on notice of issuance by The New York Stock Exchange.

                  "COMMISSION" has the meaning ascribed to it in SECTION 5.01.

                  "COMMON STOCK" has the meaning ascribed to it in the forepart of this Agreement.

                  "COMPANY" has the meaning ascribed to it in the forepart of this Agreement.

                  "COMPANY SEC REPORTS" means each form, report, schedule, registration statement, definitive proxy statement and other document (together with all amendments thereof and supplements thereto) filed by the Company with the SEC since December 31, 2000.

                  "CONTRACT" means any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract.

                  "FILING DATE" means May 31, 2001.

                  "FINAL DATE" has the meaning ascribed to it in SECTION
5.01(A).

                   "GOVERNMENTAL OR REGULATORY AUTHORITY" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or any state, county, city or other political subdivision.

                  "HSR ACT" has the meaning ascribed to it in SECTION 2.05.

                  "INDEMNIFIED PARTY" means a party entitled to indemnity in accordance with SECTION 5.04.

                  "INDEMNIFYING PARTY" means a party obligated to provide indemnity in accordance with SECTION 5.04.

                  "LAWS" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States or any state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "LICENSE" means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

                  "LIENS" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  "ORDER" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "PERSON" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                  "POST LOCK-UP PERIOD DAYS" means the number of days between
(x) the earlier of (i) the Termination Date or (ii) the Six-Month Date and (y) the Final Date.

                  "PROSPECTUS" shall mean the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the securities covered by such Shelf Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "PURCHASE PRICE" has the meaning ascribed to it in SECTION
1.02.

                  "PURCHASER" has the meaning ascribed to it in the forepart of this Agreement.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  "SEC" means Securities and Exchange Commission.

                  "SHARES" has the meaning ascribed to it in the forepart of this Agreement.

                  "SHELF REGISTRATION STATEMENT" has the meaning ascribed to it in SECTION 5.01.

                  "SIX-MONTH DATE" has the meaning ascribed to it in SECTION
5.02.

                  "SUBSIDIARY" means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interests in, or the voting control of, such Person.

                  "TERMINATION DATE" has the meaning ascribed to it in SECTION 5.01.

                                  ARTICLE VII

                                  MISCELLANEOUS

         7.01 ENTIRE AGREEMENT. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

         7.02 EXPENSES. Except as otherwise expressly provided in this Agreement, whether or not the transactions contemplated hereby are consummated, each party will pay its own costs and expenses incurred in connection with the negotiation, execution and closing of this Agreement and the transactions contemplated hereby.

         7.03 WAIVER. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

         7.04 AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

         7.05 NO THIRD PARTY BENEFICIARY. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

         7.06 NO ASSIGNMENT; BINDING EFFECT. Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto and any attempt to do so will be void, except for assignments and transfers by operation of Law. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

         7.07 HEADINGS. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         7.08 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

         7.09 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York applicable to a Contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

         7.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         7.11 TERMINATION. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time after 60 days after execution of this Agreement by either party upon notification of the non-terminating party by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party.

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                              HIGH RIVER LIMITED PARTNERSHIP
                              By:  Barberry Corp., General Partner

                              By:  /s/ EDWARD E. MATTNER
                                 -----------------------------------------
                                 Name:  Edward E. Mattner
                                 Title:    Authorized Signatory

                              VECTOR GROUP LTD.


                              By:  /s/ RICHARD J. LAMPEN
                                 -----------------------------------------
                                 Name:  Richard J. Lampen
                                 Title:    Executive Vice President



      [Stock Purchase Agreement with Vector Group Ltd. dated May 16, 2001]